Supplement to the
Fidelity Advisor® Balanced Fund
Class A, Class M, Class C, Class I, and Class Z
October 30, 2023
Summary Prospectus
Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Balanced Fund and Fidelity® Balanced Fund.
Each fund seeks both income and capital growth.
As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® Balanced Fund will receive shares of the corresponding class of Fidelity® Balanced Fund.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Balanced Fund in exchange for corresponding shares of Fidelity® Balanced Fund equal in total value to the total value of shares of Fidelity Advisor® Balanced Fund. After the exchange, Fidelity Advisor® Balanced Fund will distribute the Fidelity® Balanced Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Balanced Fund (these transactions are referred to as the “Reorganization”).
The Reorganization, which does not require shareholder approval, is expected to take place on or about October 25, 2024. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Balanced Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on or about October 18, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.
The following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.

It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.53%A,B	0.52%A,B	0.53%A,B	0.53%A,B	0.40%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.01%B	0.01%B	0.01%B	0.01%B	0.01%B
Total annual operating expenses	0.79%	1.03%	1.54%	0.54%	0.41%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.18% for Class A, 0.18% for Class M, 0.19% for Class C, 0.18% for Class I, and 0.06% for Class Z was previously charged under the services agreements.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$651	$651	$451	$451	$257	$157	$55	$55	$42	$42
3 years	$813	$813	$666	$666	$486	$486	$173	$173	$132	$132
5 years	$989	$989	$899	$899	$839	$839	$302	$302	$230	$230
10 years	$1,497	$1,497	$1,565	$1,565	$1,632	$1,632	$677	$677	$518	$518

AIG-SUSTK-0724-108 1.9880627.108	July 26, 2024